INVESTOR PRESENTATION SEPTEMBER 2020

FORWARD LOOKING STATEMENT This Presentation contains certain forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, credit worthiness, currency, insurance, dilution, ability to access capital markets, interest rates, dependence on key personnel and environmental matters. Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Factors and assumptions that were applied in drawing conclusions and could cause actual results, performance, or achievements to differ materially from those expressed or implied by forward-looking statements, include, but are not limited to, general economic conditions, competition, availability of manufacturing supply or quality, a vailability and quality of raw materials, the Company’s ability to maintain key employees and other factors identified in the “Risk Factors” section of the Company’s Management’s Discussion and Analysis (MD&A) available at www.xpel.com/relations. 2

THE LEADER IN PROTECTIVE FILMS AUTOMOTIVE PAINT PROTECTION FILMS AUTOMOTIVE WINDOW TINT HOME & OFFICE WINDOW FILMS 3

A BRAND BUILT OVER 20 YEARS HEADQUARTERED IN SAN ANTONIO, TX FOUNDED IN 1997 NASDAQ: XPEL 300 FULL TIME EMPLOYEES 2400+ CUSTOMERS GLOBAL OPERATIONS 4

HISTORY THAT CONTINUES TO SET THE STANDARDS OPEN PARASOL CANADA ASIA OFFICE ACQUISITION DESIGN ACCESS PROGRAM ULTIMATE PAINT PROTECTION FILM ULTIMATEPLUS AUTOMOTIVE WINDOW FILM PAINT PROTECTION FILM CENTRE 1998-2007 2010 2011 2014 2015 2016 2017 2018 2019 2020 (SYMBOL: XPEL) STANDARD PAINT PROTECTION FILM OPEN OPEN EUROPEAN HQ XTREME UNITED KINGDOM PAINT PROTECTION FILM OFFICE CERAMIC COATING OPEN NETHERLANDS OFFICE OPEN MEXICO OFFICE GERMANY OFFICE 5

XPEL
PRODUCTS
FILM TECHNOLOGY
DAP SOFTWARE
MARKETING & LEAD GENERATION
DISTRIBUTION INFRASTRUCTURE
CUSTOMER SERVICE
Item 3
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KEY INVESTMENT HIGHLIGHTS

Strong Recognition as Premium Brand

Significant Domestic and International Market Opportunity

Robust Growth, Profitability and Strong Balance Sheet

High Insider Ownership Creates Firm Alignment with Shareholders

Results Driven Management Team With Proven Track Record

6

COMPLETE PROTECTION ULTIMATEPLUS PAINT PROTECTION FILM COVERAGE BUMPER HOOD HEADLIGHTS & FOG LIGHTS FENDERS MIRRORS A-PILLARS & ROOFLINE DOOR SILL DOOR EDGES & DOOR CUPS ROCKER PANELS & REAR LUGGAGE STRIP WHEEL IMPACT AREA 7

ULTIMATEPLUS PAINT PROTECTION FILM Invisible, Cut-To-Fit Protection Film Protects from Rock Chips, Bug Acids, and Road Debris Damage Professionally Installed New-Car Product AUTOMOTIVE WINDOW FILM AUTOMOTIVE Film for Heat Rejection, Security and Appearance PRODUCTS 4 Core Lines of Film, Something For Everyone High-End Products for Margin, Differentiation Hydrophobic Coating Applied to PPF and Painted Surfaces Allows for Easy Finished Maintenance and Cleaning CERAMIC COATING Opportunity for More Revenue Per Car 8

END CUSTOMER PPF ECONOMICS

COVERAGE - FULL CAR



Covers entire car.

$4000 - $6000

COVERAGE - FULL FRONT



Covers entire painted front bumper, hood, fenders, headlights and backs of the painted mirrors.

$1800 - $2500

COVERAGE - PARTIAL HOOD



Covers 6" - 12" of leading edge of hood.

$100 - 200

FACTORS INFLUENCING PRICING

Coverage

Retail vs Wholesale

Regional Variation

9

Cloud-Based Application Updated Daily with 80,000 Vehicle Applications Pre-Cut Film Prevents Cutting on Car DESIGN ACCESS PROGRAM Reduces Installation Time, Material Waste CERTIFIED TRAINING THE XPEL Essential to New Customer Success and Industry Growth DIFFERENCE Corporate Training Facilities in 5 Countries PPF, Automotive Window Tint, Architectural Window Films, Ceramic Coating Extensive On and Off-line Marketing and Lead Generation Sponsorships, Events and Influencer Campaigns BRAND PRESENCE Positions XPEL as the Premium Brand 10

NON-AUTOMOTIVE PRODUCTS SURFACE PROTECTION HOME & OFFICE WINDOW FILM Sell to a Variety of Niche Solar Control and Security for Commercial Non-Automotive Uses and Residential Applications Electronics, Stainless Steel, Solid Distinct Customer Set, But Similar Profile RXPROTECTION FILM Surface Countertops and More to Automotive Antimicrobial Surface Protection Constantly Evaluating New Large Addressable New Market Applications to Elevate Support Screens, Electronics, Consumer Surfaces Primarily B2B Sale and Available to Current Customers 11

XPEL REVENUE ECOSYSTEM PRODUCT INSTALLATION REVENUE 92 % SERVICE REVENUE 8% $ 150 - $ 375 / CAR DIRECT - 65 % INDIRECT - 35 % SERVICE LOCATIONS US UK CANADA INTERNATIONAL DISTRIBUTORS 6 1 2 INDEPENDENT NEW CAR INSTALLERS DEALERSHIP $ 800 - $ 2500 $ 600 - $ 1500 / CAR / CAR END END NEW CAR CONSUMER CONSUMER DEALERSHIP 12

STRATEGIC INITIATIVES CONTINUE GLOBAL EXPANSION Operations in 9 Countries Build Out Sales Team In Under-penetrated Geographies DRIVE GLOBAL BRAND AWARENESS High Visibility At Premium Events Advertising Placement In Media Consumed By Car Enthusiasts EXPAND NON-AUTOMOTIVE PRODUCT PORTFOLIO Find Opportunities That Leverage The Channel and Brand Find Opportunities That Leverage Existing Products & Technology CHANNEL EXPANSION VIA ACQUISITION Acquire Select Installation Facilities in Key Markets Acquire International Partners for Global Reach 13

COVID-19 UPDATE IMPACT TO Q1 CHINA BUSINESS Q1 2020 China Revenue Declined 55% vs Q1 2019 IMPACT TO US AND OTHER AREAS IN EARLY Q2 April 2020 Overall Revenue Down 21% April 2020 US Revenue Down 36% MANAGEMENT OBJECTIVES Ensure Safety Of Our Team Continue To Serve Our Customers Maximize Our Liquidity Minimize Financial Impact To Our Employees WE HAVE TURNED THE CORNER FOR NOW Q2 Revenue Growth = 19% - US Revenue Decline = 2.3% Net Income Increased 32.1% Momentum Continuing Into Q3 14

REVENUE TREND
IN MILLIONS



$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
33.0% CAGR
$41.5M
24.8%
$51.8M
29.9%
$67.3M
63.4%
$109.9M
18.2%
$129.9M
$64.2M
Q 2
$35.8M
19%
GROWTH
Q vs Q
Q 1
$28.4M
14.8%
GROWTH
Q vs Q
2015
2016
2017
2018
2019
Q2 2020 YTD
IFRS
U.S. GAAP

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2020 SALE MIX BY REGION CONTINENTAL EUROPE 8.9% UK CANADA 2.7% 12.7% UNITED STATES 49.3% CHINA 18.7% ASIA PACIFIC 3.0% LATIN MIDDLE EAST / AMERICA AFRICA 1.5% 2.9% OTHER 0.3% 16

GROSS MARGIN TREND IN MILLIONS $45,000 $43.5M $40,000 50.0% $33.4M $35,000 40.0% $30,000 36.3% 33.5% 32.8% 30.4% 29.7% $25,000 30.0% GROSS 27.1% GROSS MARGIN 24.8% MARGIN $ % $20,000 $16.7M 20.0% $15,000 $14.0M $12.3M $11.8M $10.3M 10.0% $10,000 $5,000 0.0% 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 IFRS U.S. GAAP 17

EBITDA PROFILE IN MILLIONS $20,000 100.0% $18.7M 95.0% 90.0% 85.0% 80.0% $15,000 75.0% 70.0% $13.0M 65.0% 60.0% EBITDA EBITDA $ 55.0% % $10,000 50.0% $8.2M 45.0% 40.0% 35.0% 30.0% $5,000 $4.4M 25.0% $3.6M $3.6M 20.0% 15.0% 14.4% 12.8% 11.9% 10.0% $1,000 8.6% 8.5% 5.0% 5.4% 0.0% 2015 2016 2017 2018 2019 Q2 2020 YTD IFRS U.S. GAAP 18

NET INCOME TREND IN MILLIONS $15,000 $14.0M 50.0% 45.0% 40.0% $10,000 $8.7M 35.0% NET 30.0% NET INCOME INCOME $ 25.0% % $5.6M $5,000 20.0% 15.0% $2.2M 10.0% 10.8% $1.5M 8.7% $1.0M 7.9% 5.0% $1,000 3.6% 4.2% 1.5% 0.0% 2015 2016 2017 2018 2019 Q2 2020 YTD IFRS U.S. GAAP 19

STRONG FINANCIAL POSITION U.S. GAAP - IN MILLIONS 2018 2019 2020 QTD CASH • CASH EQUIVALENTS $4.0 M $11.5M $25.8M NET WORKING CAPITAL $12.5M $24.5M $30.7M ACCOUNTS RECEIVABLE $5.6M $7.2M $7.2M TOTAL INVENTORY $10.8M $15.1M $14.7M TOTAL ASSETS $30.5M $51.6M $68.2M TOTAL DEBT $1.8M $0.8M $7.4M (EXCLUDES LEASE OBLIGATIONS) CASH FLOW FROM OPS (Q2 YTD) $6.8M $11.0M $11.8M 20

MACRO GROWTH OPPORTUNITIES Rock Chips Are Top Consumer Complaint Paint Protection Film Low Penetration to New Cars Sold Fragmented Market Provides Opportunity Ripe for Consolidation Dealerships Need Tangible, Profitable Products Window Film First Example of Leveraging Channel Opportunity Equivalent Opportunities Domestically & Internationally 21

APPENDIX

NON - GAAP MEASURES EBITDA RECONCILIATION U.S. GAAP - IN MILLIONS THREE MONTHS ENDED SIX MONTHS ENDED June 30, 2020 June 30, 2019 June 30, 2020 June 30, 2019 NET INCOME $3,973,690 $3,007,310 $5,585,044 $4,867,313 INTEREST $74,554 $29,074 $105,112 $57,780 TAXES $1,088,071 $938,405 $1,514,450 $1,504,293 DEPRECIATION $293,860 $220,270 $564,177 $421,088 AMORTIZATION $232,225 $186,824 $466,121 $371,372 EBITDA $5,662,400 $4,381,883 $8,234,904 $7,221,846

San Antonio, TX USA +1 210-678-3700 XPEL.COM COMPLETE PROTECTION, UNSEEN.